                                  SCHEDULE 14A
                                 (RULE 14a-101)



                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the registrant             [X]
Filed by a party other than the registrant  [ ]


Check the appropriate box:
     [X] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.
     [ ] Definitive additional materials.
     [ ] Soliciting material under Rule 14a-12.

                         Entertainment Properties Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

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     (2)   Aggregate number of securities to which transaction applies:

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

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

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     (4)   Proposed maximum aggregate value of transaction:

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     (5)   Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount Previously Paid:

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     (2)   Form, Schedule or Registration Statement No.:

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     (3)   Filing Party:

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     (4)   Date Filed:


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
                    PRELIMINARY COPY, SUBJECT TO COMPLETION
                                 MARCH 20, 2001

                         ENTERTAINMENT PROPERTIES TRUST
                           30 PERSHING ROAD, SUITE 201
                           KANSAS CITY, MISSOURI 64108

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY __, 2001

                                   ----------


To our shareholders:

         The 2001 annual meeting of shareholders of Entertainment Properties Trust will be held at the Leawood Town Center Theatre, Leawood, Kansas, on ______, May __, 2001, beginning at 10:00 a.m. local time. At the meeting, our shareholders will vote upon:

         Item 1:     The election of one trustee for a term of three years

         Item 2: The ratification of the appointment of Ernst & Young LLP as our company's independent accountants for 2001 and transact any other business that may properly come before the meeting.

         All holders of record of our common shares at the close of business on March 26, 2001 are entitled to vote at the meeting or any postponement or adjournment of the meeting.

         You are cordially invited to attend the meeting. Whether or not you intend to be present at the meeting, our Board of Trustees asks that you sign, date and return the enclosed WHITE proxy card promptly. A prepaid return envelope is provided for your convenience. Your vote is important and all shareholders are encouraged to attend in person or vote by proxy.

         Thank you for your support and continued interest in our company.

                                    By the order of our Board of Trustees




                                    Gregory K. Silvers
                                    General Counsel and Secretary

March __, 2001
Kansas City, Missouri

                     PRELIMINARY COPY. SUBJECT TO COMPLETION
                                 MARCH 20, 2001


                         ENTERTAINMENT PROPERTIES TRUST
                           30 PERSHING ROAD, SUITE 201
                           KANSAS CITY, MISSOURI 64108


                                   ----------


                                 PROXY STATEMENT

                                   ----------


         This proxy statement provides information regarding the annual meeting of shareholders of Entertainment Properties Trust to be held at the Leawood Town Center Theatre, Leawood, Kansas, on May __, 2001, beginning at 10:00 a.m., and at any postponement or adjournment of the meeting.

         This proxy statement and the enclosed proxy card were first mailed by us to our shareholders on or about March __, 2001.


                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

         At the annual meeting, shareholders will vote on the election of one trustee and the ratification of the appointment of our independent accountants. Our management will report on the performance of our company during 2000 and respond to questions from shareholders.

WHO IS ENTITLED TO VOTE AT THE MEETING?

         Shareholders of record at the close of business on March 26, 2001, are entitled to receive notice of the annual meeting and vote their shares held on that date at the meeting. Each shareholder is entitled to one vote per share.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of our shares outstanding on the record date will constitute a quorum, permitting the meeting to proceed. On the record date, [14,723,726] shares of beneficial interest were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares present at the meeting for the purpose of establishing a quorum.

HOW DO I VOTE?

         If you complete and properly sign the enclosed WHITE proxy card and return it to us before the meeting, your shares will be voted as you direct. If you are a registered shareholder and attend the meeting in person, you may deliver your completed proxy card at the meeting. You are also invited to vote in person at the meeting. "Street name" shareholders who wish to vote at the meeting must obtain a proxy form from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the meeting by sending a written notice of revocation or a duly executed proxy with a later date to the Secretary of our company. Your proxy will also be revoked if you attend the meeting and vote in person. If you merely attend the meeting but do not vote in person, your previously granted proxy will not be revoked.

WHAT ARE OUR BOARD'S RECOMMENDATIONS?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the WHITE proxy card will vote your shares in accordance with the recommendations of our Board of Trustees. Our Board recommends you vote:

         o FOR the election of Scott H. Ward, the person nominated by our Board as trustee

         o FOR the ratification of the appointment of Ernst & Young LLP as our company's independent accountants for 2001

         If any other matter properly comes before the meeting, the proxy holders will vote as recommended by our Board of Trustees or, if no recommendation is given, in their own discretion.

HOW MANY VOTES ARE NEEDED TO APPROVE EACH ITEM?

         The affirmative vote of a plurality of the shares voted at the meeting is required for the election of the trustee. This means the nominee in Class I receiving the greatest number of votes will be elected. Broker non-votes with respect to the election of the trustee will not be counted. Proxy cards marked "WITHHOLD AUTHORITY" will be counted against the nominee.

         The affirmative vote of a majority of the shares voted at the meeting is required to ratify the appointment of the independent accountants. Broker non-votes and proxy cards marked "ABSTAIN" with respect to the appointment of the independent accountants will not be counted.

WHAT DO I DO WITH PROXY CARDS SOLICITED BY BRT REALTY TRUST?

         You may ignore these cards and throw them away. They are not being solicited by us and do not reflect the recommendation of our Board of Trustees.

                                     ITEM 1

                               ELECTION OF TRUSTEE

         Our Board of Trustees consists of five members and is divided into three classes having three-year terms that expire in successive years. The term of office of the trustee in Class I expires at the 2001 annual meeting. The Nominating Committee of our Board of Trustees has nominated Scott H. Ward to serve as the Class I trustee for a term of three years and until his successor is duly elected and qualified. Unless you withhold authority to vote for the nominee, the shares represented by your properly executed WHITE proxy will be voted for the election of our nominee for trustee.

         Here is some information about the person nominated for election as trustee and each trustee whose term of office will continue after the annual meeting.

--------------------------------------------------------------------------------
    CLASS I TRUSTEE (SERVING FOR A TERM EXPIRING AT THE 2001 ANNUAL MEETING)

--------------------------------------------------------------------------------
SCOTT H. WARD                                                 Trustee since 1997

Scott H. Ward, 44, has served as Co-President of Russell Stover Candies, Inc. and Whitman's Candies, Inc. since 1993 and was Chief Financial Officer of Russell Stover and Whitman's from 1993 to 1997. Russell Stover and Whitman's are leading candy manufacturers, distributors and retail store operators, with extensive real estate holdings. Mr. Ward has served as Vice President of Castle Mountain Ranch, Inc. since 1981. Mr. Ward received a Bachelor of Science in Business from The University of Kansas and a Masters in Business Administration from The University of Texas.

--------------------------------------------------------------------------------
  CLASS II TRUSTEES ( SERVING FOR A TERM EXPIRING AT THE 2002 ANNUAL MEETING)
--------------------------------------------------------------------------------

DAVID M. BRAIN                                                Trustee since 1999

David M. Brain, 44, has served as our President and Chief Executive Officer and a trustee since October 1999. He served as Chief Financial Officer of the company from 1997 to 1999 and as Chief Operating Officer from 1998 to 1999. He acted as a consultant to AMC Entertainment, Inc. ("AMCE") in the formation of our company during July 1997. From 1996 until that time he was a Senior Vice President in the investment banking and corporate finance department of George
K. Baum & Company, an investment banking firm headquartered in Kansas City, Missouri. Before joining George K. Baum, Mr. Brain was Managing Director of the Corporate Finance Group of KPMG Peat Marwick LLP, a practice unit he organized and managed for over 12 years. He received a Bachelor of Arts in Economics from Tulane University, where he was awarded an academic fellowship. Mr. Brain serves as a director of Capital for Entrepreneurs, Inc., a venture capital fund, the Center for Business Innovation, Inc., a not-for-profit small business incubator affiliated with The University of Missouri at Kansas City, and the Council for Entrepreneurship at The University of Missouri at Kansas City.

--------------------------------------------------------------------------------
ROBERT J. DRUTEN                                              Trustee since 1997

Robert J. Druten, 54, is Executive Vice President and Chief Financial Officer and a Corporate officer of Hallmark Cards Incorporated. Mr. Druten serves on the boards of directors of Hallmark Cards Holdings, Ltd., Crown Media Holdings, Inc. and Hallmark Entertainment, Inc. Mr. Druten received a Bachelor of Arts in Economics from The University of Kansas and a Masters in Business Administration from Rockhurst University.

--------------------------------------------------------------------------------
   CLASS III TRUSTEES (SERVING FOR A TERM EXPIRING AT THE 2003 ANNUAL MEETING)
--------------------------------------------------------------------------------
PETER C. BROWN                                               Trustee since 1997

Peter C. Brown, 42, has served as Chairman of our Board of Trustees since August 1997. Mr. Brown is Chairman of the Board, Chief Executive Officer and President of AMCE, the parent corporation of American Multi-Cinema, Inc. ("AMC"). He served as Co-Chairman of the Board of AMCE from May 1998 to July 1999, as Executive Vice President from August 1994 to January 1997 and as Chief Financial Officer from November 1991 to January 2000. He has served on the board of directors of AMCE since November 1992. AMCE is headquartered in Kansas City, Missouri and is one of the nation's leading motion picture exhibition companies. Mr. Brown also serves on the board of directors of LabOne, Inc., which provides risk appraisal laboratory services for the insurance industry, clinical testing services for the healthcare industry and substance abuse testing services for employers. Mr. Brown also serves on the board of directors of the Greater Kansas City Chamber of Commerce, the board of advisors of The University of Kansas School of Business and the board of trustees of Rockhurst High School. Mr. Brown is also a member of the Civic Council of Greater Kansas City. Mr. Brown is a graduate of The University of Kansas.

--------------------------------------------------------------------------------
DANLEY K. SHELDON                                             Trustee since 2000

Danley K. Sheldon, 42, is a private investor. From 1994 to 1996 he served as Chief Financial Officer and from 1996 to 2000 he was President and Chief Executive Officer of Ferrellgas, a New York Stock Exchange listed master limited partnership and the nation's largest retail propane marketer. Before joining Ferrellgas, Mr. Sheldon was a tax manager with Arthur Andersen & Co. He received a Bachelor in Business Administration from Iowa State University. Mr. Sheldon serves on the board of directors of the Greater Kansas City Community Foundation.

--------------------------------------------------------------------------------
Mr. Ward has consented to serve on our Board of Trustees for his respective term. If Mr. Ward should become unavailable to serve as a trustee (which is not expected), the Nominating Committee may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Nominating Committee.

HOW ARE TRUSTEES COMPENSATED?

         Each non-employee trustee receives:

         o An annual retainer of $18,000, which is paid 50% in cash and 50% in shares, valued at the latest closing price. Trustees may elect to receive all or a portion of their retainer in shares.

         o        $1,000 in cash for each Board meeting they attend.

         o $1,250 in cash for each committee meeting they chair, or $750 in cash for each committee meeting they attend.

         o Market value options to purchase 3,333 shares on the date of each annual shareholders meeting.

         o Reimbursement for out-of-town travel expenses incurred in attending Board meetings.

         Employees of our company or its affiliates who are trustees are not paid any additional compensation for their service on our Board.

         Non-employee trustees may defer some or all of their compensation into a deferred compensation plan for non-employee members of our Board. Amounts deferred under the plan are credited to a participant's account based on the number of shares he has elected to defer and the amount of any cash he has elected to defer as if the cash were converted into shares at their fair market value on the date of deferral. All payments made under the plan are made in shares equal to the number of shares allocated to the participant's account. If a participant is terminated as a trustee upon a change in control of our company, all amounts in his account will be paid in a single payment.

         Pursuant to our 1997 Share Incentive Plan, Scott H. Ward and Robert J. Druten each received options to purchase 10,000 shares on the effective date of our initial public offering. Options to purchase 3,333 shares are granted to each trustee on the date of each annual meeting, with an exercise price per share equal to the closing price of our common shares on the annual meeting date. These options vest after one year and expire after ten years unless terminated earlier because of a trustee's termination from our Board.

HOW OFTEN DID THE BOARD MEET DURING 2000?

         Our Board of Trustees met seven times in 2000. No trustee attended less than 75% of the meetings of our Board and committees on which he served. Our trustees discharge their responsibilities throughout the year, not only at Board of Trustee and committee meetings, but also through personal meetings, actions by unanimous written consent and communications with members of management and others regarding matters of interest and concern to our company.

WHAT COMMITTEES HAS OUR BOARD ESTABLISHED?

         Our Board of Trustees has established a Nominating Committee, an Audit Committee and a Compensation Committee.

         NOMINATING COMMITTEE. The Nominating Committee consists of Danley K. Sheldon and Robert J. Druten. The Nominating Committee:

         o solicits and determines proper nominees for candidates for the Board of Trustees

         o        considers candidates nominated by shareholders and others

         o develops and reviews background information regarding such candidates

         o        selects the nominees for the Board of Trustees of the company

         o advises the Board of Trustees on matters related to such selections and nominations

The Nominating Committee will accept recommendations for nominations made by shareholders in accordance with the Bylaws of our company. Candidates for nomination to the Board are evaluated and recommended on the basis of the value they would add to the Board in light of their experience, training and judgment, their financial literacy and sophistication and knowledge of corporate finance, their knowledge of the real estate and/or entertainment industry, their independence from company management and other factors. The Nominating Committee considers nominations recommended by shareholders if they comply with the procedures described in "Submission of Shareholder Proposals and Nominations." The Nominating Committee considered Mr. Ward's past experience and contributions to the Board, as well as the candidate nominated by BRT Realty Trust, and nominated Mr. Ward for re-election as a trustee at the 2001 annual meeting.

         AUDIT COMMITTEE. The Audit Committee consists of Robert J. Druten, Scott H. Ward and Danley K. Sheldon. The members of the Audit Committee are "independent" in accordance with the requirements of Section 303.02(D) of the New York Stock Exchange listing standards. The Audit Committee met five times in 2000. The Audit Committee assists the Board in fulfilling its responsibility for the company's accounting and financial reporting practices and its annual audited financial statements. As part of these duties, the Audit Committee:

         o recommends the independent accounting firm to be retained each year

         o reviews the audit and non-audit activities of the independent accountants and our internal accounting staff

         o reviews the scope and results of the quarterly unaudited financial statements and the audit of our annual financial statements and any auditor recommendations with respect to the quarterly and annual financial statements and our accounting practices

         o evaluates the independence of the accountants from our company and our management

         COMPENSATION COMMITTEE. The Compensation Committee consists of Robert
J. Druten and Scott H. Ward. The Compensation Committee met once in 2000. The Compensation Committee:

         o        establishes the compensation for our executive officers

         o makes recommendations to our Board of Trustees regarding the compensation and benefits of non-employee trustees

         o        approves and administers our compensation programs



                           SOLICITATION IN OPPOSITION

         Unfortunately, despite our company's strong financial performance during the last year, the increase in our dividend rate and share price this year and our nomination of a candidate with significant real estate and finance experience who has no relationship with our company's largest tenant, a shareholder of our company, BRT Realty Trust, has decided to nominate its own candidate, Fredric H. Gould, to replace our nominee to the Board of Trustees.

         Our Board strongly opposes the election of Mr. Gould as not in the best interest of our company and our shareholders.

         FREDRIC H. GOULD IS A DIRECTOR OF A COMPETITOR AND A REIT THAT PAYS NO DIVIDENDS. Mr. Gould's experience includes being a director of One Liberty Properties,

Inc., a company that is a competitor of our company for the ownership and leasing of movie theater and retail properties. Our Board has significant concerns regarding the competitive, confidentiality and loyalty concerns that this issue raises. Mr. Gould's experience also includes being a director of BRT Realty Trust, a real estate investment trust that has not paid any dividends to its shareholders in over ten years.

         FREDRIC H. GOULD HAS SOUGHT TO ADVANCE HIS OWN INTERESTS OVER THE LAST YEAR. Our Board has considered and rejected proposals made by Mr. Gould for our company to enter into transactions with BRT Realty Trust.

         o Mr. Gould has requested that our Board waive the ownership limitation in our charter to enable BRT Realty Trust to acquire an undisclosed number of our shares and thereby increase its percentage ownership of our company. Our Board has considered these requests and rejected taking any action that would benefit Mr. Gould but would provide little or no benefit to our company and our shareholders.

         o Mr. Gould has offered to purchase shares from our company at prices that our Board determined were not fair to our company and our shareholders and at times where the proceeds would have not provided any economic benefit to our company.

         o        Mr. Gould has offered to sell BRT Realty Trust to our company.
                  Our Board determined not to pursue such a transaction.

         Our Board and our nominee are committed to taking actions that will benefit our company and all our shareholders, not actions that will benefit only BRT Realty Trust. We are committed to and focused on maximizing the financial performance and operations of our business and maximizing value for all our shareholders.

         You may express your support for our Board and our nominee by returning the WHITE proxy card and discarding any materials provided to you by Mr. Gould or BRT Realty Trust.




                                    OFFICERS

         These are our executive officers other than David M. Brain, whose background is described on page 3.

--------------------------------------------------------------------------------
FRED L. KENNON, 45, was appointed our Chief Financial Officer in 1999 and has served as Vice President and Treasurer since 1998. From 1984 to 1998 he was with Payless Cashways, Inc., most recently serving as Vice President - Treasurer. Mr. Kennon graduated from Pittsburg State University in 1978 and holds a Masters in Business Administration from The University of Missouri at Kansas City.

--------------------------------------------------------------------------------
GREGORY K. SILVERS, 37, was appointed our Vice President, General Counsel and Secretary in 1998. From 1994 to 1998, he practiced with the law firm of Stinson, Mag & Fizzell, P.C. specializing in real estate law. Mr. Silvers received his J.D. in 1994 from The University of Kansas.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION


SUMMARY COMPENSATION TABLE

         The following table contains information on the compensation earned by our Chief Executive Officer and each of the other most highly compensated executive officers whose compensation exceeded $100,000 in 2000.


                                                    ANNUAL COMPENSATION                 LONG TERM COMPENSATION
                                            ------------------------------------- -----------------------------------
          NAME AND                               SALARY              BONUS
     PRINCIPAL POSITION           YEAR             ($)                ($)
             (a)                   (b)             (c)               (d) (2)                    AWARDS
------------------------------ ------------ ------------------ ------------------ -----------------------------------
                                                                                  SECURITIES UNDERLYING OPTIONS/SARS
                                                                                                 (#)
                                                                                                 (G)
                               ------------ ------------------ ------------------ -----------------------------------
DAVID M. BRAIN(1)
President and
Chief Executive Officer           2000          $325,000               $                       150,000

                                  1999          $192,000            $79,000                         --

                                  1998          $175,000            $52,500                         --

FRED L. KENNON
Vice President, Chief
Financial Officer and
Treasurer                         2000          $205,000               $                        60,000

                                  1999          $120,000            $36,000                         --

                                  1998          $110,000            $22,000                     30,000

GREGORY K. SILVERS
Vice President, General
Counsel and Secretary             2000          $175,000               $                        30,000

                                  1999          $126,000            $32,000                         --

                                  1998          $120,000                 --                     50,000



(1)      Mr. Brain was named our President and Chief Executive Officer in
         October 1999.

(2) Bonuses for 2000 have not yet been established. Each officer elected to receive his 1999 bonus in shares valued at 150% of the cash bonus amount.


OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides information about options awarded to the named executive officers in 2000.


                                                                                      POTENTIAL REALIZABLE VALUE AT
                                                                                      ASSUMED ANNUAL RATES OF STOCK
                                                                                      PRICE APPRECIATION FOR OPTION
                                INDIVIDUAL GRANTS                                                 TERM
------------------------------------------------------------------------------------   ---------------------------
                        NUMBER OF
                        SECURITIES       PERCENT OF TOTAL
                        UNDERLYING         OPTIONS/SARS
                         OPTIONS/           GRANTED TO      EXERCISE
                       SARS GRANTED        EMPLOYEES IN      PRICE      EXPIRATION
       NAME                (#)             FISCAL YEAR       ($/SH)        DATE           5% ($)           10% ($)
       (a)                 (b)                 (c)            (d)           (e)          (f) (1)          () (1)
-------------------   -------------      ----------------   --------    -----------     ---------       ----------

  David M. Brain         150,000            62.5%          $ 14.125      1/13/10

  Fred L. Kennon          60,000            25.0%          $ 14.125      1/13/10

Gregory K. Silvers        30,000            12.5%          $ 14.125      1/13/10

(1)      To be completed prior to the definitive proxy statement.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTIONS
VALUES

         The following table provides information on the number of shares under option to the named executive officers as of December 31, 2000.


                                                                                                       VALUE OF
                                                                           NUMBER OF SECURITIES       UNEXERCISED
                                                                                UNDERLYING           IN-THE-MONEY
                                                                            UNEXERCISED OPTIONS    OPTIONS AT FISCAL
                                                                             AT FISCAL YEAR END         YEAR END
                                                                                   (#)                   ($)
                                         SHARES ACQUIRED   VALUE REALIZED      EXERCISABLE/          EXERCISABLE/
                 NAME                    ON EXERCISE (#)        ($)           UNEXERCISABLE         UNEXERCISABLE
                 (a)                          (b)               (c)                 (d)                   (e)
-----------------------------------      ---------------   --------------- ----------------------  -------------------
David M. Brain                                 --                --           12,000/158,000               --

Fred L. Kennon                                 --                --            6,000/114,000               --

Gregory K. Silvers                             --                --           10,000/120,000               --


EMPLOYMENT AGREEMENTS

         We have entered into employment agreements with David M. Brain, Fred L. Kennon and Gregory K. Silvers, each for a term of three years, with automatic one-year extensions on each anniversary date. The employment agreements generally provide for:

         o an annual base salary of $325,000 for Mr. Brain, $205,000 for Mr. Kennon and $175,000 for Mr. Silvers, subject to any increases awarded by the Compensation Committee

         o an annual incentive bonus in an amount established by the Compensation Committee if performance criteria adopted by the Compensation Committee are attained

         o a loan to Mr. Brain of $562,500 for the purchase of 40,000 shares and loans of $281,250 to each of Mr. Kennon and Mr. Silvers for the purchase of 20,000 shares each under the Share Purchase Program. The loans are evidenced by ten-year recourse promissory notes, with principal and accrued interest payable at maturity. A portion of each officer's share purchase loan will be forgiven upon his death or permanent disability, or if he is terminated without cause or terminates his employment for good reason, as defined in the employment agreement. The entire amount of Mr. Brain's loan will be forgiven if he is terminated without cause following a hostile change in control of our company. The officers are entitled to reimbursement for taxes on income resulting from loan forgiveness.

         o a rolling three year term, subject to termination by us with or without cause

         o salary and bonus continuation following an officer's death, disability or termination without cause

         Mr. Brain is entitled to severance compensation equal to his base salary and bonus for the remainder of the three year employment period if he resigns following a change in control of our company and upon his death, termination by us without cause or termination by Mr. Brain for good reason. Mr. Kennon and Mr. Silvers are entitled to similar severance compensation upon their death, termination by us without cause or termination by the executive for good reason.

HOW ARE OUR EXECUTIVE OFFICERS COMPENSATED?

         We have adopted various compensation programs to attract and retain executive officers, to provide incentives to maximize our funds from operations, and to provide executive officers with an interest in our company parallel to that of our shareholders.

         Our compensation programs are administered by the Compensation Committee, which is authorized to select from among our eligible employees the individuals to whom awards will be granted and to establish the terms and conditions of those awards. No member of the Compensation Committee is eligible to participate in any compensation program other than as a non-employee trustee of our company.

         ANNUAL INCENTIVE PROGRAM. The Annual Incentive Program provides for incentive bonuses to officers designated by the Compensation Committee if selected performance criteria are met. The performance criteria and the amount of the bonuses are established each year by the Compensation Committee.

         SHARE INCENTIVE PLAN. We encourage our executive officers to own shares in our company. To assist officers with this goal, we provide officers the opportunity to acquire shares through various programs:

         o SHARE PURCHASE PROGRAM. Allows officers to purchase shares from us at fair market value. The shares may be subject to transfer restrictions and other conditions imposed by the Compensation Committee. We may provide financing for the purchase of shares by officers.

         o RESTRICTED SHARE PROGRAM. We may award restricted shares to officers subject to conditions adopted by the Compensation Committee. In general, restricted shares may not be sold until the restrictions expire or are removed by the Compensation Committee. Restricted shares have full voting and dividend rights from the date of issuance. All restrictions on restricted shares lapse upon a change in control our company.

         o SHARE OPTION PROGRAM. We may grant options to our officers and employees to purchase shares subject to conditions adopted by the Compensation Committee.

         A maximum of 1,500,000 shares, subject to adjustment upon significant corporate events, are reserved for issuance under the Share Incentive Program. An individual may receive options to purchase up to 750,000 shares, so long as the options do not result in share ownership in excess of our 9.8% ownership limit or cause us to fail to qualify as a REIT for federal income tax purposes.

         The maximum number of shares which may be awarded to an employee subject to the deductibility limitation of Section 162(m) of the Internal Revenue Code is 250,000 for each twelve-month performance period (or, to the extent the award is paid in cash, the maximum dollar amount equal to the cash value of that number of shares).

                          COMPENSATION COMMITTEE REPORT

WHAT IS OUR EXECUTIVE COMPENSATION PHILOSOPHY?

         Our compensation philosophy has several key objectives:

         o create a well-balanced and competitive compensation program that utilizes the following three elements:

                  --       base salary

                  --       annual incentives

                  --       share purchases, share awards and share options

         o reward executives for performance on measures designed to increase shareholder value

         o use share awards and share options to ensure that executives are focused on providing appropriate dividend levels and building shareholder value

         o create alignment between our executives and our shareholders by encouraging key executives to purchase shares.

         In determining the appropriate compensation levels for 2000, a third party consulting firm was used to compare our executive compensation to a group of real estate investment trusts, or REITs, with comparable market capitalization. Several of those REITs are also included in the performance graph on page 15 of this proxy statement. Our compensation levels were targeted at the average for this comparison group for positions with similar job size and responsibilities.

         For 2000, the Compensation Committee used these compensation programs to meet its compensation objectives for executive officers:

         BASE SALARY. The Compensation Committee established base salaries of $325,000 for Mr. Brain, $205,000 for Mr. Kennon and $175,000 for Mr. Silvers. The salary levels were intended to provide a level of compensation competitive with those of other executives performing similar functions at comparable companies and to reward our executives for their efforts on behalf of our company. Salary levels for 2001 have not yet been established.

         ANNUAL CASH INCENTIVE AWARDS. Under the Annual Incentive Plan, the Compensation Committee established specific annual "performance targets" for each covered executive. The performance targets were based on increases in Funds from Operations per share and other factors aimed at providing shareholders with an acceptable rate of return. Bonus awards were also based on the achievement of personal performance goals. Performance bonuses were payable in cash, restricted shares (valued at 150% of the cash bonus amount), share options (valued at 500% of the cash bonus amount) or a combination of two or more of those. The Compensation Committee has not yet awarded bonuses to our executive officers for 2000.

HOW WAS OUR PRESIDENT AND CHIEF EXECUTIVE OFFICER COMPENSATED?

         Our President and Chief Executive Officer, David M. Brain, was compensated in 2000 pursuant to an employment agreement entered into in January 2000. In establishing Mr. Brain's compensation, the Compensation Committee took into account the compensation of similar officers of REITs with comparable market capitalizations, the contribution of Mr. Brain to our company's performance and the achievement of our financing strategies, and his success in realizing the performance targets discussed above.

         Mr. Brain received a base salary of $325,000 in 2000. His performance bonus for 2000 has not yet been established.

HOW ARE WE ADDRESSING INTERNAL REVENUE CODE LIMITS ON DEDUCTIBILITY OF COMPENSATION?

         Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid for any fiscal year to the company's chief executive officer and the four other most highly compensated executive officers. The statute exempts qualifying performance-based compensation from the deduction limit if stated requirements are met. Section 162(m) provides for a transition period of up to approximately three years after a company goes public before the limitations fully apply.

         Although the Compensation Committee has designed our executive compensation program so that compensation will be deductible under Section 162(m), at some future time it may not be possible or practicable or in our best interests to qualify an executive officer's compensation under Section 162(m). Accordingly, the Compensation Committee and our Board of Trustees reserve the authority to award non-deductible compensation in circumstances they consider appropriate.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No member of the Compensation Committee is or has been an officer or employee of our company or any of our subsidiaries. No member of the Compensation Committee had any contractual or other relationship with our company during 2000.

                         By the Compensation Committee:
                                Robert J. Druten
                                  Scott H. Ward

 This Compensation Committee report is not deemed "soliciting material" and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.


   TRANSACTIONS BETWEEN THE COMPANY AND TRUSTEES, OFFICERS OR THEIR AFFILIATES

         Peter C. Brown, the Chairman of our Board of Trustees, is Chairman of the Board, Chief Executive Officer and President of AMCE. Seventeen of our company's properties were acquired from AMCE or its affiliates and all of those properties are leased to AMC. Each property was acquired at a price equal to AMCE's development and construction cost. AMC paid an aggregate of $39,267,214 in rent to our company in 2000. Rental amounts for the properties were determined by the management of AMCE and our company and were not negotiated on an arm's length basis. We believe the rental payments reflect the fair market value of the properties based on rates for comparable properties. Mr. Brown did not participate in negotiations over the acquisition or leasing of those properties.

         In 1997, we loaned David M. Brain approximately $800,000 to purchase 40,000 common shares of the company. The loan was evidenced by a full recourse five year note bearing interest at 6.1% per annum and payable in three annual installments of principal and interest on the third, fourth and fifth anniversary dates of the note. In connection with Mr. Brain's 2000 employment agreement, this note was replaced by a new 10 year note in the amount of $1,470,645, representing the $908,145 principal and accrued interest balance of the old note plus the $562,500 purchase price for 40,000 additional shares. Principal and interest at 6.24% per annum are payable at maturity.

         Pursuant to their employment agreements, Mr. Kennon and Mr. Silvers each received a loan of $281,250 to purchase 20,000 shares. Each loan is represented by a 10 year recourse note with principal and interest at 6.24% per annum payable at maturity.


                               COMPANY PERFORMANCE

         The following performance graph shows a comparison of cumulative total returns for our shares, the Standard & Poor's 500 Index, the Russell 2000 index (in which we are included) and an index of peer companies which are real estate investment trusts, for three fiscal years beginning January 1, 1998 plus the period from the date of the our initial public offering until December 31, 1997. The peer group index currently consists of Golf Trust of America, Inc., National Golf Properties, Inc., Commercial Net Lease Realty and Corrections Corporation of America.

         The graph assumes that $100 was invested on November 17, 1997 in each of our common shares, the Standard & Poor's 500 Index, the Russell 2000 index and the peer group index, and that all dividends were reinvested. The information presented in the performance graph is historical and is not intended to represent or guarantee future returns.


                                     [Graph]


Total Return           11/18/97       12/31/97      12/31/98       12/31/99       12/29/00
Analysis


Entertainment         $  100.00      $   97.78      $   93.55      $   80.79      $   77.81
Properties Trust


Peer Group            $  100.00      $  121.76      $   98.52      $   85.06      $   88.81


Russell 2000          $  100.00      $  101.31      $   99.05      $  120.21      $  115.16


S&P 500               $  100.00      $  103.64      $  133.00      $  160.98      $  146.19

Source: Carl Thompson Associates (800) 959-9677, Data from BRIDGE Information Systems, Inc. 2000
NOTE: TriNet Corporate Realty Trust, Inc. was acquired by Starwood Financial Trust (now Istar Financial, Inc.) in November 1999, and is no longer a member of the peer group.

    This company performance information is not deemed "soliciting material"
        and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.

                             AUDIT COMMITTEE REPORT

         Our Board of Trustees has appointed an Audit Committee consisting of three trustees. All of the members of the Audit Committee are "independent" as defined in the rules of the New York Stock Exchange.

         The primary responsibility of the Audit Committee is to oversee our company's financial reporting process on behalf of our Board of Trustees. Our management has the primary responsibility for the financial statements and the reporting process, including our systems of internal controls. Our independent accountants are responsible for auditing our financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

         Our Board of Trustees has adopted a written charter for the Audit Committee which is attached to this proxy statement as Appendix A.

         In fulfilling its oversight responsibilities, the Audit Committee reviewed our audited financial statements with management and our independent accountants. The Audit Committee discussed with the independent accountants the matters required to be discussed by Statement of Auditing Standards No. 61. This included a discussion of the accountants' judgments regarding the quality, not just the acceptability, of our company's accounting principles and the other matters required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee received from the independent accountants the written disclosures and letter required by Independence Standards Board Standard No. 1. The Audit Committee also discussed with the independent accountants their independence from management and our company, including the matters covered by the written disclosures and letter provided by the independent accountants.

         The Audit Committee also discussed with our company's financial management and independent accountants the overall scope and plans for the audit. The Audit Committee meets periodically with our financial management and the independent accountants to discuss the results of their examinations, their evaluations of our company, our internal controls, and the overall quality of our financial reporting. The Audit Committee held five meetings during 2000.

         The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the company's auditors are in fact "independent".

         Based on the reviews and discussions referred to above, the Audit Committee recommended to our Board of Trustees, and our Board approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and

Exchange Commission. The Audit Committee and our Board have also recommended the selection of our company's independent accountants for shareholder approval. See "Ratification of Appointment of Independent Accountants."

                             By the Audit Committee:

                                Robert J. Druten
                                  Scott H. Ward
                                Danley K. Sheldon

This Audit Committee report is not deemed "soliciting material" and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under
Section 18 of the Exchange Act.

                                     ITEM 2

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         Our Board of Trustees, upon recommendation of our Audit Committee, has appointed the independent certified public accounting firm of Ernst & Young LLP as our independent accountants to audit the financial statements of our company for the year ending December 31, 2001. Ernst & Young LLP has served as our independent accountants since our initial public offering in November 1997. A representative of Ernst & Young LLP will attend the annual meeting to respond to questions.

AUDIT FEES

         In 2000, our independent accountants billed us an aggregate of $98,552 in fees for professional services rendered for the audit of our annual financial statements for the year ended December 31, 1999 and for their reviews of the financial statements included in our Form 10-Q reports filed with the SEC during the year ended December 31, 2000.

ALL OTHER FEES

         In 2000, our independent accountants billed us an aggregate of $238,911 in fees for all other services (including tax-related services and the performance of a segregation study for depreciation allocation and the determination of the portion of dividends representing a return of capital) rendered during that year.

         The Audit Committee considered whether the independent accountants' provision of the services described above was compatible with maintaining the accountants' independence from management and our company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our trustees, executive officers and holders of more than 10% of our common shares to file reports with the Securities and Exchange Commission regarding their ownership and changes in ownership of our shares.

         In February 2001, Robert J. Druten filed a late report on Form 5 to disclose two exempt transactions in 1998, a late report on Form 5 to disclose two exempt transactions in 1999, and a late report on Form 5 to disclose two exempt transactions in 2000.

         In February 2001, Scott H. Ward filed a late report on Form 5 to disclose two exempt transactions in 1998, a late report on Form 5 to disclose two exempt transactions in 1999, and a late report on Form 5 to disclose two exempt transactions in 2000.

         In February 2001, Gregory K. Silvers filed a late report on Form 5 to disclose his beneficial ownership of our securities at the time he became an executive officer in 1998, which should have been reported earlier on Form 3, and one exempt transaction in 1998.

         In February 2001, Danley K. Sheldon filed a report on Form 5 to disclose his beneficial ownership of our securities at the time he became a trustee of our company in 2000, which should have been reported earlier on Form 3.

         Except as disclosed above, we believe that, during 2000, our trustees and executive officers complied with all Section 16(a) filing requirements. In making this statement, we have relied upon examination of the copies of Forms 3, 4 and 5 provided to us and the written representations of our trustees and executive officers.

                                 SHARE OWNERSHIP

WHO ARE THE LARGEST OWNERS OF OUR SHARES?

         Except as stated below, we know of no single person or group that is the beneficial owner of more than 5% of our common shares.

             NAME AND ADDRESS                      AMOUNT AND NATURE OF
            OF BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP (1)           PERCENT OF SHARES OUTSTANDING
            -------------------                  ------------------------           -----------------------------
BRT Realty Trust (2)
60 Cutter Mill Road, Suite 303
Great Neck, NY  11021                                 1,355,600 (3)                             9.2%

(1) Based solely on disclosures made by BRT Realty Trust and its affiliates in its preliminary proxy statement on Schedule 14A filed with the Securities and Exchange Commission.

(2) Reporting as a group (within the meaning of Section 13(d)(3) of the Exchange Act) with other persons and entities.

(3) Various members of the group have shared voting or investment power over some or all of the shares.

HOW MANY SHARES DO OUR TRUSTEES AND EXECUTIVE OFFICERS OWN?

         This table shows as of March 26, 2001, the number of our common shares beneficially owned by our trustees, nominees and executive officers, and by all of our trustees and executive officers as a group. All information regarding beneficial ownership was furnished by the trustees, nominees and officers listed below.

                                                      AMOUNT AND NATURE
         NAME OF BENEFICIAL OWNERS               OF BENEFICIAL OWNERSHIP (1)       PERCENT OF SHARES OUTSTANDING (1)
         -------------------------               ---------------------------       ---------------------------------
Peter C. Brown                                               7,119                                 *

Danley K. Sheldon                                            4,298                                 *

David M. Brain                                             303,765                              2.06%

Robert J. Druten                                            26,045                                 *

Scott H. Ward                                              101,047                                 *

Fred L. Kennon                                             116,214                                 *

Gregory K. Silvers                                         103,741                                 *

All  trustees and  executive  officers as a                672,229                              4.56%
group (7 persons)

*        Less than 1 percent.

(1) Includes the following shares which the named individuals have the right to acquire within 60 days under existing options: David M. Brain (12,000), Robert J. Druten (6,666), Scott H. Ward (6,666), Fred L. Kennon (6,000), Gregory K. Silvers (10,000).

         The above table reports beneficial ownership in accordance with Rule 13d-3 under the Exchange Act and includes shares underlying options that are exercisable within 60 days after March 26, 2001. This means all shares over which trustees, nominees and executive officers directly or indirectly have or share voting or investment power are listed as beneficially owned. The persons identified in the table have sole voting and investment power over all shares described as beneficially owned by them

               SUBMISSION OF SHAREHOLDER PROPOSALS AND NOMINATIONS

DO I HAVE A RIGHT TO NOMINATE TRUSTEES OR MAKE PROPOSALS FOR CONSIDERATION BY THE SHAREHOLDERS?

         Yes. Our Declaration of Trust and Bylaws establish procedures which you must follow if you wish to nominate trustees or make other proposals for consideration at an annual shareholders meeting.

HOW DO I MAKE A NOMINATION?

         If you are a shareholder of record and wish to nominate someone to our Board of Trustees, you must give written notice to our Secretary. Your notice must be given not less than 60 days and not more than 90 days prior to the first anniversary of the date of last year's meeting. A nomination received less than 60 days prior to the first anniversary date of last year's meeting will be deemed untimely and will not be considered. Your notice must include:

         o for each person you intend to nominate for election as a trustee, all information related to that person that is required to be disclosed in solicitations of proxies for the election of trustees in an election contest, or is otherwise required, pursuant to Regulation 14A under the Exchange Act (including the person's written consent to being named in the proxy statement as a nominee and to serve as a trustee if elected)

         o your name and address and the name and address of any person on whose behalf you made the nomination, as they appear on our books

         o the number of shares owned beneficially and of record by you and any person on whose behalf you made the nomination

HOW DO I MAKE A PROPOSAL?

         If you are a shareholder of record and wish to make a proposal to the shareholders, you must give written notice to our Secretary. Pursuant to Rule 14a-8 of the SEC, your notice must be received at our executive offices not less than 120 calendar days before the date of our proxy statement released to shareholders in connection with last year's meeting. Any proposal received less than 120 days before that date will be deemed untimely and will not be considered. Your notice must include:

         o a brief description of your proposal and your reasons for making the proposal

         o your name and address and the name and address of any person on whose behalf you made the proposal, as they appear on our books

         o any material interest you or any person on whose behalf you made the proposal have in the proposal

         o the number of shares owned beneficially and of record by you and any person on whose behalf you made the proposal

ARE THERE ANY EXCEPTIONS TO THE DEADLINE FOR MAKING A NOMINATION OR PROPOSAL?

         Yes. If the date of the annual meeting is scheduled more than 30 days prior to or more than 60 days after the anniversary date of last year's meeting, your notice must be delivered:

         o        not earlier than 90 days prior to the meeting; and

         o not later than (a) 60 days before the meeting or (b) the 10th day after the date we make our first public announcement of the meeting date, whichever is earlier

         If our Board increases the number of trustees to be elected but we do not make a public announcement of the increased Board or the identity of the additional nominees within 70 days prior to the first anniversary of last year's meeting, your notice will be considered timely (but only with respect to nominees for the new positions created by the increase) if it is delivered to the our Secretary not later than the close of business on the 10th day following the date of our public announcement.

MUST THE BOARD OF TRUSTEES APPROVE MY PROPOSAL?

         Our Declaration of Trust provides that the submission of any action to the shareholders for their consideration must first be approved by our Board of Trustees.

                                  OTHER MATTERS

         As of the date of this proxy statement, we have not been presented with any other business for consideration at the annual meeting. If any other matter is properly brought before the meeting for action by the shareholders, your proxy (unless revoked) will be voted in accordance with the recommendation of our Board of Trustees or the judgment of the proxy holders if no recommendation is made.

                                  MISCELLANEOUS

ANNUAL REPORT

         Our Annual Report to Shareholders, containing financial statements for the year ended December 31, 2000, will be mailed with this proxy statement to all shareholders entitled to vote at the annual meeting. You must not regard the Annual Report as additional proxy solicitation material.

         WE WILL PROVIDE WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE SECRETARY OF OUR COMPANY AT THE ADDRESS LISTED ON THE COVER PAGE OF THIS PROXY STATEMENT, A COPY OF OUR ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000.

SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

         Shareholder proposals intended for inclusion in the proxy statement for the 2002 annual meeting must be received by our Secretary at 30 Pershing Road, Suite 201, Kansas City, Missouri 64108, within the time limits described in "Submission of Shareholder Proposals and Nominations." Shareholder proposals and nominations must also comply with the proxy solicitation rules of the Securities and Exchange Commission.

                        PARTICIPANTS IN THE SOLICITATION

         Under applicable regulations of the Securities and Exchange Commission ("SEC"), each member of our Board of Trustees, certain executive officers, and certain other officers and employees of EPR may be deemed to be a "participant" in our solicitation of proxies from shareholders to be voted on, at the 2001 Annual Meeting of Shareholders, in favor of our director nominee, and ratifying the selection of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2001. Set forth below with respect to each participant are his or her name, principal occupation or employment, business address, the amount of securities of EPR beneficially owned or held of record, and additional information concerning transactions in our common shares during the past two years.

TRUSTEES

         The principal occupation or employment of, and the number of our common shares beneficially owned by, each trustee is set forth in our Proxy Statement on pages 3 through 4 and page 17. Additional information concerning the business address and transactions in our common shares during the past two years of our trustees is included below. Unless otherwise indicated, the business address of all our trustees is 30 Pershing Road, Suite 201, Kansas City, Missouri, 64108.

                                                                   NUMBER OF EPR SHARES
NAME                                     TRANSACTION DATE           ACQUIRED OR (SOLD)           TYPE OF TRANSACTION
----                                     ----------------          --------------------          -------------------
Peter C. Brown                                5/17/00                      1,286                 Retainer paid in
   Chairman of the Board of Trustees                                                             stock
   AMC Entertainment, Inc.
   106 West 14th Street
   Kansas City, MO 64105

David M. Brain.                               1/26/99                      4,748                 Stock bonus
   President, Chief Executive Officer          8/3/99                      1,500                 Market purchase
   and Trustee                                1/12/00                      9,237                 Stock bonus
                                              1/12/00                     40,000                 Purchase of shares
                                                                                                 per Employment
                                                                                                 Agreement

Danley K. Sheldon                             5/17/00                        965                 Retainer paid in
   Trustee                                                                                       stock

Scott H. Ward                                 7/15/99                      1,236                 Dividend reinvestment
   Trustee                                   10/15/99                      1,614                 Dividend reinvestment
   Russell Stover Candies                     1/14/00                      1,626                 Dividend reinvestment
   4900 Oak Street                            4/17/00                      2,025                 Dividend reinvestment
   Kansas City, MO 64112                      5/15/00                     14,386                 Market purchase
                                              7/14/00                      2,202                 Dividend reinvestment
                                              9/15/00                         49                 Market purchase
                                             10/16/00                      3,068                 Dividend reinvestment
                                              2/15/00                     14,214                 Market purchase

Robert J. Druten.                             5/12/99                        470                 Retainer paid in
   Trustee                                    5/17/00                        643                 stock
   Hallmark Cards, Inc.                                                                          Retainer paid in
   2501 McGee                                                                                    stock
   P.O. Box 419580
   Kansas City, MO 64141-6580

EXECUTIVE OFFICERS

         The principal occupations or employment of, and the number of shares of our common shares beneficially owned by each of our named executive officers is set forth herein on pages 3, 7 and 17. The business address for all our executive officers is 30 Pershing Road, Suite 201, Kansas City, Missouri,

64108. Information regarding transactions in our common shares in the last two years by our executive officers is set forth below:

                                                       NUMBER OF EPR SHARES
NAME                    TRANSACTION DATE                ACQUIRED OR (SOLD)                TYPE OF TRANSACTION
----                    ----------------               --------------------               -------------------
Fred L. Kennon              1/26/99                           2,005                      Stock bonus
                            1/13/00                           4,029                      Stock bonus
                            1/13/00                          20,000                      Purchase of shares
                                                                                         per Employment
                                                                                         Agreement

Gregory K. Silvers          1/13/00                            3,741                     Stock bonus
                            1/13/00                           20,000                     Purchases of shares
                                                                                         per Employment
                                                                                         Agreement

OTHER OFFICERS AND EMPLOYEES

         The name and principal occupations of, and the number of our common shares owned by, our other officers and employees who may be deemed participants in the solicitation are set forth below. The principal business address of each such person is 30 Pershing Road, Suite 201, Kansas City, Missouri, 64108. There were no transactions in our common shares by such persons in the last two years.

                                                                                       EPR OPTIONS EXERCISABLE
NAME                                                  SHARES OF EPR STOCK                  WITHIN 60 DAYS
----                                                  -------------------              -----------------------
Jonathan B. Weis                                             2,669                               4500
   Director, Corporate Communications

         To the best of our knowledge, none of the foregoing persons owns of record any securities of the company which are not also beneficially owned by them. Except for the information disclosed herein, to the best of our knowledge, no part of the purchase price or market value of any of the shares owned beneficially, directly or indirectly, by any of the participants in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. Except for the information disclosed herein, to the best of our knowledge, none of the foregoing persons nor any associate of such persons is or has been, within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Except for the information disclosed herein, to the best knowledge of the company, none of the foregoing persons nor any associate of such persons has any agreement or understanding with any person with respect to any future employment by the company or its affiliates or any future transactions to which the company or any of its affiliates will or may be a party. Furthermore, except as described herein, none of the foregoing persons, nor any associates of such persons is either a party to any transaction or series of transactions since January 1, 1999, or has knowledge of any currently proposed transaction or series of transactions, (i) to which we or any of our affiliates was or is to be a party (ii) in which the amount involved exceeds $60,000 and (iii) in which any participant affiliate had, or will have, a direct or indirect material interest.

METHOD AND COST OF PROXY SOLICITATION

         Proxies may be solicited, without additional compensation, by trustees, officers and employees of us by mail, e-mail, the Internet, telephone, facsimile, telegram, in person or otherwise. We will bear the cost of the solicitation of proxies, including the preparation, printing and mailing of the proxy materials. In addition, we will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of our common shares and obtain their voting instructions. We will reimburse those firms for their expenses in accordance with the rules of the SEC and the New York Stock Exchange. In addition, we have retained MacKenzie Partners, Inc. to assist in the solicitation of proxies for a fee not to exceed $75,000 plus out-of-pocket expenses. It is anticipated that approximately 75 employees of MacKenzie may solicit proxies from our shareholders. We estimate that total expenditures for the solicitation will be approximately $200,000, approximately $20,000 of which has been spent to date.

                           FORWARD LOOKING STATEMENTS

         Certain statements in this supplement may constitute forward-looking statements. They are based on management's current expectations and could be affected by numerous factors and are subject to various risks and uncertainties. Certain of those risks and uncertainties are discussed in our filings with the SEC, including our annual report on Form 10-K and quarterly reports on Form 10-Q. Do not rely on any forward-looking statement, as EPR cannot predict or control many of the factors that ultimately may affect its ability to achieve the results estimated. We make no promise to update any forward-looking statement, whether as a result of changes in underlying factors, new information, future events or otherwise.

                                        By the order of our Board of Trustees


                                        Gregory K. Silvers
                                        General Counsel and Secretary
March __, 2001

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

                         ENTERTAINMENT PROPERTIES TRUST
                                 CHARTER OF THE
                    AUDIT COMMITTEE OF THE BOARD OF TRUSTEES


I. PURPOSE

         The primary function of the Audit Committee is to assist the Board of Trustees in fulfilling its oversight responsibilities by reviewing (a) the financial reports and other financial information provided by the Company to the Securities and Exchange Commission, the New York Stock Exchange and the public;
(b) the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and
(c) the Company's auditing, accounting and financial reporting processes generally. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, or other experts for this purpose. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         o Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system

         o Review and appraise the efforts of the Company's outside auditors and financial officers

         o Provide an open avenue of communication among the outside auditors, financial and senior management and the Board of Trustees.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section V of this Charter.

II. COMPOSITION

         The Audit Committee shall be comprised of at least three trustees selected by the Board, each of whom shall be an independent trustee, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall be "financially literate" and have a working familiarity with basic finance and accounting practices, and at least one member of the

Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or its outside auditors.

The members of the Committee shall be elected by the Board at each annual meeting of the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. RESPONSIBILITIES OF THE OUTSIDE AUDITORS

         In addition to their role in auditing the Company's annual financial statements and the other functions addressed in this Charter, the outside auditors:

1. Are ultimately accountable to the Board of Trustees and Audit Committee, and the Board and Audit Committee have the ultimate authority to select, evaluate and, where appropriate, replace the outside auditors.

2. Shall submit to the Audit Committee on a periodic basis (not less often than annually) a written statement delineating all relationships between the outside auditors and the Company, and the Audit Committee is responsible for actively engaging in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact their objectivity and independence and for recommending that the Board of Trustees take appropriate action in response to the outside auditors' report to satisfy itself of the outside auditors' independence.

IV. MEETINGS

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its mission to foster open communication, the Committee should meet at least annually with management, the trustees and the outside auditors in separate executive sessions to discuss any matter the Committee or each of these groups believes should be discussed privately. In addition, the Committee or at least its Chair should meet with the outside auditors and management on a quarterly basis to review the Company's financials consistent with V.4. below.

V. RESPONSIBILITIES AND DUTIES

         The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior. To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1. Review and update this Charter periodically, but at least annually, as conditions dictate.

2. Review the Company's annual financial statements and any reports or other financial information submitted to the Securities and Exchange Commission, the New York Stock Exchange or the public, including any certification, report, opinion or review rendered by the outside auditors.

3. Review the regular internal reports to management prepared by the outside auditors and management's response.

4. Review with the financial officers and the outside auditors the Form 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Outside Auditors

5. Recommend to the Board of Trustees the selection of the outside auditors, considering their independence and effectiveness, and approve the fees and other compensation to be paid to them. On an annual basis, the Committee shall review and discuss with the auditors all significant relationships the auditors have with the Company to determine their independence.

6. Review the performance of the outside auditors and approve any proposed discharge of the outside auditors when circumstances warrant.

7. Periodically consult with the outside auditors out of the presence of management about internal controls and the completeness and accuracy of the Company's financial statements.

8. Discuss with the outside auditors the matters required to be discussed by Statement on Auditing Standards 61.

9. Discuss with the outside auditors their independence and the written disclosures and letter required to be provided by them under Independence Standards Board No. 1.

Financial Reporting Processes

10. In consultation with the outside auditors and financial management, review the integrity of the Company's financial reporting processes, both internal and external.

11. Consider the outside auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

12. Consider and approve, if appropriate, significant changes to the Company's auditing and accounting principles and practices as suggested by the outside auditors or management.

13. Based on the matters discussed under "Outside Auditors," recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

Process Improvement

14. Establish regular and separate systems of reporting to the Audit Committee by management and the outside auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

15. Following completion of the annual audit, review separately with each of management and the outside auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

16. Review any significant disagreement between management and the outside auditors in connection with the preparation of the financial statements.

17. Review with the outside auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Ethical and Legal Compliance

18. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

19. Review management's monitoring of compliance with the Company's Ethical Code, and verify that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to the SEC, the NYSE and the public satisfy legal requirements.

20. Review activities, organizational structure and qualifications of the Company's financial management.

21. Review with the Company's counsel legal and/or executive management compliance matters, including securities trading policies, litigation and significant tax matters.

22. Review with the Company's counsel and/or executive management any legal matter that could have a significant impact on the Company's financial statements.

23. Perform any other activities consistent with this Charter, the Company's Declaration of Trust and By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                    PRELIMINARY COPY, SUBJECT TO COMPLETION
                                 MARCH 20, 2001

WHITE PROXY CARD

                         ENTERTAINMENT PROPERTIES TRUST

           PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS - MAY __, 2001

             THIS WHITE PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

         As a shareholder of Entertainment Properties Trust (the "Company"), I appoint David M. Brain and Gregory K. Silvers as my attorneys-in-fact and proxies (with full power of substitution), and authorize each of them to represent me at the Annual Meeting of Shareholders of the Company to be held at the Leawood Town Center Theatre, Leawood, Kansas, on ______, May __, 2001 at ten o'clock a.m., and at any adjournment of the meeting, and to vote the common shares of beneficial interest in the Company held by me as designated below on proposals 1 and 2.

         THIS WHITE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY YOU, BUT IF NO DIRECTION IS MADE, THIS WHITE PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                    PRELIMINARY COPY, SUBJECT TO COMPLETION
                                 MARCH 20, 2001

                                                                WHITE PROXY CARD

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                          A VOTE FOR PROPOSALS 1 AND 2.

1.       Election of Trustee: SCOTT H. WARD

         [ ] FOR the nominee listed above           [ ]  WITHHOLD AUTHORITY to
                                                    vote for the nominee listed
                                                    above. (If  you do not check
                                                    this box, your shares will
                                                    be voted in favor of the
                                                    nominee.)


2. Proposal to Ratify the Appointment of Ernst & Young LLP as the company's independent accountants for 2001.

         [ ]      FOR              [ ]      AGAINST             [ ]      ABSTAIN

3. To act upon any other matters that may properly come before the meeting.



PLEASE MARK, SIGN, DATE AND RETURN THIS WHITE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Please sign exactly as your name appears on this WHITE Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or other representative capacity, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer.

I revoke all proxies previously given to vote at the meeting or any adjournment of the meeting.


                                         ---------------------------------------
                                         Signature of Shareholder

                                         ---------------------------------------
                                         Title

                                         ---------------------------------------
                                         Signature of Shareholder

                                         ---------------------------------------
                                         Title

                                         Dated _______________________, 2001